First Amendment to Amended and Restated Credit Agreement

This FIRST AMENDMENT (this "First Amendment") to Amended and Restated Credit Agreement referred to below, dated this 11th day of June, 2012, is by and among NutriSystem, Inc., a Delaware corporation (the "Company"), certain Subsidiaries of the Company set forth on the signature page hereto (together with the Company, each individually a "Borrower" and collectively, the "Borrowers"), the lenders party hereto (the "Lenders"), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (acting in its capacity as Administrative Agent, the "Administrative Agent").

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement dated December 5, 2011 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") by and among the parties hereto and JPMorgan Chase Bank, N.A., as Syndication Agent, the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000).

B. The Borrowers have requested, and the Required Lenders have agreed, subject to the terms and conditions provided herein, to make certain amendments to the Credit Agreement.

Now, therefore, for value received, and in consideration of Loans made or to be made, and other credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, the Borrowers and Required Lenders hereby agree as follows:

1.	Definitions.

	a.	General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

	b.	Additional Definitions. The following additional definitions are hereby added to Section 1.01 of the Credit Agreement to read in their entirety as follows:

"Executive Severance" means the charges and expenses set forth on Schedule 1 to the First Amendment and all other charges related thereto.

"First Amendment" means the First Amendment to Amended and Restated Credit Agreement dated June 11, 2012.

"First Amendment Effective Date" means June 11, 2012.

	c.	Amended and Restated Definitions. The following additional definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

"Consolidated EBITDA" means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (without duplication) (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (which shall include, without limitation, non-cash related compensation and the non-cash portion of the Executive Severance), (v) a one-time expense of up to $2,000,000 incurred in connection with the buyout of the lease held at 200 Witmer Road, Horsham

Pennsylvania, and (vi) one-time expenses of up to $4,200,000 constituting the cash portion of the Executive Severance taken during the fiscal year of the Company ending December 31, 2012 minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period.

"Consolidated Liquidity" means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the sum of cash and Cash Equivalents plus the lesser of: (a) the Aggregate Commitments minus the sum of: (i) Total Outstandings and (ii) on a pro forma basis, any Indebtedness to be incurred pursuant to this Agreement for the purchase of the Company's Equity Interests; and (b) (i) at any time during the period commencing on the First Amendment Effective Date through March 31, 2013, Consolidated EBITDA times 0.80; and (ii) at any time on or after April 1, 2013, Consolidated EBITDA times 1.75 minus sum of: (A) Total Outstandings and (B) on a pro forma basis, any Indebtedness to be incurred pursuant to this Agreement for the purchase of the Company's Equity Interests.

2.	Amendment and Restatement of Exhibits D and J. Exhibits D and J to the Credit Agreement are hereby amended and restated in their entirety as Exhibits D and J to this First Amendment.

3.	Amendment to Section 7.06(d). Section 7.06(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) so long as no Default or Event of Default shall have occurred and be continuing at the time of any action described below or would result therefrom, the Company may purchase or otherwise acquire Equity Interests issued by it in an amount not to exceed $100,000,000 in each fiscal year (each such transaction, a "Permitted Stock Repurchase"); provided that the Company shall deliver a completed Permitted Stock Repurchase Compliance Certificate to the Administrative Agent prior to such Permitted Stock Repurchase which demonstrates that (i) immediately prior to and giving pro forma effect thereto, (A) at any time during the period commencing on the First Amendment Effective Date through March 31, 2013, the (I) Consolidated Leverage Ratio is not greater than 0.80 to 1.0 and (II) Consolidated Liquidity is greater than $55,000,000, and (B) at any time on or after April 1, 2013, the Consolidated Leverage Ratio is not greater than 1.75 to 1.0, and (ii) the Consolidated Liquidity is greater than $50,000,000; and provided further that, unless the Company has reported at least $70,000,000 of Consolidated EBITDA for the immediately prior period of twelve consecutive months, no Permitted Stock Repurchase may be made that causes the aggregate amount of all Permitted Stock Repurchases to exceed $150,000,000.

4.	Amendment to Section 7.11(c). Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Minimum Adjusted Consolidated EBITDA. Permit the Adjusted Consolidated

EBITDA, as of the end of each prior of four consecutive fiscal quarters of the Company set forth below, to be less than the amounts set forth below:

Four Consecutive Fiscal Quarters Amount Ending During

the period from the First Amendment $30,000,000

Effective Date through March 31, 2013

the period from April	1,	2013	through	$35,000,000
March 31, 2014

the period from April	1,	2014	and	$40,000,000
thereafter

2.	Addition of Section 7.11(d). Section 7.11(d) is hereby added to the Credit Agreement to read in its entirety as follows:

(d) Minimum Cash. At any time during the period commencing on the First Amendment Effective Date through March 31, 2013, permit the aggregate amount of cash and Cash Equivalents held by the Borrowers to be less than the aggregate Outstanding Amount of Committed Loans, Swing Line Loans and L/C Obligations, as of the end of each period of four consecutive fiscal quarters of the Company.

3.	Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as to such Borrower:

a.	Representations. Each of the representations and warranties of or as to such Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

b.	Power and Authority; Binding Effect. Such Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the First Amendment and any other documents which the Administrative Agent requires such Borrower to deliver hereunder (this First Amendment and any such additional documents delivered in connection with the First Amendment are herein referred to as the "First Amendment Documents") to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. This First Amendment has been, and each other First Amendment Document to which such Borrower is a party, when delivered hereunder, will have been, duly executed and delivered by such Borrower. This First Amendment constitutes, and each other First Amendment Document to which such Borrower is a party when so delivered will constitute, a legal, valid and binding obligation of such
Borrower, enforceable against Borrower in accordance with its terms
	c.	Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each First Amendment
Document to which such Person is party, have been duly
authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any
Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its
Subsidiaries or (ii) any order, injunction, writ or decree of any
Governmental Authority or any arbitral award to which such
Person or its property is subject; or (c) violate any Law;
	d.	No Default. No Default or Event of Default has occurred and is continuing, or will exist immediately after giving effect to this
First Amendment; and
	e.	No Material Adverse Effect. No Material Adverse Effect has
occurred since the date of the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the
Credit Agreement.
4.	Conditions to Effectiveness of Amendment. This First Amendment shall be effective upon the
Administrative Agent's receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
	a.	First Amendment. This First Amendment, duly executed by the
Borrowers, the Administrative Agent and the Required Lenders;
	b.	Amendment Fee. Payment to the Administrative Agent on behalf of each Required Lender executing this First Amendment, in
immediately available funds, a fee in an amount equal to 20 basis points of the Commitment of such Lender.
	c.	Other Fees and Expenses. Payment to the Administrative Agent, in
immediately available funds, of all amounts necessary to reimburse the Administrative Agent for the reasonable out-of-pocket fees and costs incurred by the Administrative Agent, including, without limitation, all such fees and costs incurred by the Administrative
Agent's attorneys, in connection with the preparation and execution of this First Amendment and any other Loan Document;
	d.	Consent and Waivers. Copies of any consents or waivers necessary in order for the Borrowers to comply with or perform any of its covenants, agreements or obligations contained in any agreement which are required as a result of any Borrower's execution of this
First Amendment, if any; and
	e.	Other Documents and Actions. Such additional agreements,
instruments, documents, writings and actions as the Administrative
Agent may reasonably request.

5.	No Waiver; Ratification. The execution, delivery and performance of this First Amendment shall not (a) operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, any Loan Document or any First Amendment Document and the agreements and documents executed in connection therewith, or (b) constitute a waiver of any provision thereof.

Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers. Nothing contained herein constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Loan Documents.

6. Acknowledgments. To induce the Administrative Agent and the Required Lenders to enter into this First Amendment, the Borrowers acknowledge, agree, warrant, and represent to the Lenders that:

a.	Acknowledgment of Obligations; Waiver of Claims. (i) The Loan Documents are valid and enforceable against, and all of the terms and conditions of the Loan Documents are binding on, the Borrowers, except as such enforcement may be limited by any Debtor Relief Law from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies and (ii) the Borrowers hereby waive any and all defenses, set-offs and counterclaims which they, whether jointly or severally, may have or claim to have against the Administrative Agent and the Lenders as of the date hereof.

b.	No Waiver of Existing Defaults. Nothing in this First Amendment nor any communication between the Administrative Agent, any Lender, any Borrower or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Administrative Agent or the Lenders have against any Borrower under the Credit Agreement or any other Loan Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

7. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine of the State of New York.

9. Headings. The headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to constitute a part of this First Amendment.

10. Counterparts. This First Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

NUTRISYSTEM, INC. By: /s/ David D. Clark Name: David D. Clark Title: EVP & Chief Financial Officer

NUTRI/SYSTEM IPHC, INC.

By: /s/ David D. Clark

Name: David D. Clark

Title: EVP & Chief Financial Officer

NSI TECH, INC.

By: /s/ David D. Clark

Name: David D. Clark

Title: EVP & Chief Financial Officer

bank of america, n.a., as Administrative Agent

By: /s/ Charlene Wright-Jones

Name: Charlene Wright-Jones

Title: Vice President

bank of america,

n.	a., as

a	Lender, L/C Issuer

and Swing Line Lender

By: /s/ Joseph Flynn

Name: Joseph Flynn

Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Peter M. Killea

Name: Peter M. Killea

Title: Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Robert Bauer

Name: Robert Bauer

Title: Senior Vice President

FIRST NIAGARA BANK, N.A., as a Lender

By: /s/ Carl Goelz

Name: Carl Goelz

Title: First Vice President

REPUBLIC BANK, as a Lender

By: /s/ Stephen McWilliams

Name: Stephen McWilliams Title: Senior Vice President

Schedule 1

Executive Severance

Q1 Q2 FY

Legal Fees & Outside Services Cash $350 $1,550 $1,900 Severance Cash 0 2,303 2,303 Severance Non-Cash 0 3,303 3,303

Executive Severance - Total $350 $7,156 $7,506

Total Cash $350 $3,853 $4,203 Total Non-Cash $0 $3,303 $3,303

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among NutriSystem, Inc., a Delaware corporation (the "Company"), the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Company has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. (a) The Company has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements and fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

(b) The Company has delivered the reports detailing the first time order and reactivation statistics of the Borrowers required by Section 6.01(d) of the Agreement for the fiscal quarter of the Company ended as of the above date and such reports fairly and accurately present the reactivation statistics of the Borrowers for such period.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by such financial statements.

3. A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Company performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of each Borrower contained in Article V of the Agreement, and any representations and warranties of any Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedules 1, 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of , .

NUTRISYSTEM, INC.

By: Name: Title:

For the Quarter/Year ended
___________________
("Statement Date")

SCHEDULE 1 to the Compliance Certificate ($ in 000's)

I. Section 7.11 (a) -Minimum Consolidated Fixed Charge Coverage Ratio.

A. Adjusted Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period") (from Schedule 2): $

B.	Consolidated Interest Charges for Subject Period: $

C.	Dividends for Subject Period: $

D.	Taxes: $

E.	The sum of Lines I.B. through I.D.: $

F.	Consolidated Fixed Charge Coverage Ratio (Line I.A.

Line I.E.): to 1 Minimum required: 1.25 to 1.0

II.	Section 7.11 (b) -Maximum Consolidated Leverage Ratio.

A. Consolidated Funded Indebtedness at Statement Date (from Schedule 3):

$ ___________

B.	Adjusted Consolidated EBITDA for Subject Period (from Schedule 2): $

C.	Consolidated Leverage Ratio (Line II.A. Line II.B.): to 1

Maximum permitted: 2.5 to 1.0

III.	Section 7.11 (c) -Minimum Adjusted Consolidated EBITDA.

A. Adjusted Consolidated EBITDA (from Schedule 2): $

		B. Table:

Four consecutive Fiscal		Amount
Quarters Ending During

the period from the First		$30,000,000
Amendment Effective Date
through March	31, 2013

the period from April 1, 2013		$35,000,000
through March	31, 2014

the period from April 1, 2014		$40,000,000
and thereafter

Is Line III.A. equal to or greater than the amount in the table in II.B. for the corresponding period? __Y or __ N

IV. Section 7.11(d) - Minimum Cash (for the period commencing on the First Amendment Effective Date through March 31, 2013)

A.	Cash and Cash Equivalents: $ $ ___________

B.	Total Outstandings: $

C.	Is Line IV.A. greater than or equal to Line IV.B.: __ Y or __ N

V.	Section 7.12 -- Capital Expenditures.

	A.	Capital expenditures made during fiscal year to date: $

	B.	Maximum permitted capital expenditures $25,000,000

	C.	Excess (deficient) for covenant compliance (Line IV.B. - IV.A.): $

	D.	Capital expenditures made from the Closing Date to date: $

	E.	Maximum permitted capital expenditures $75,000,000

	F.	Excess (deficient) for covenant compliance (Line IV.D. - IV.E.): $

For the Quarter/Year ended
___________________
("Statement Date")

SCHEDULE 2 to the Compliance Certificate ($ in 000's)

Adjusted Consolidated EBITDA

(in accordance with the definition of Adjusted Consolidated EBITDA as set forth in the Agreement)

Twelve
	Quarter	Quarter	Quarter	Quarter	Months
Adjusted	Ended	Ended	Ended	Ended	Ended
Consolidated

EBITDA

Consolidated
Net Income

+ Consolidated Interest Charges

  income taxes
  depreciation expense
  amortization expense
  non-recurring non-

cash expenses
(including any non-cash
related compensation)

+ a one-time expense of
up to $2,000,000
incurred in connection
with Horsham, PA lease
buyout

+ one-time expenses of
up to $4,200,000
constituting the cash
portion of the Executive
Severance taken during
the fiscal year ending
December 31, 2012

  income tax credits
  non-cash income

+ Pro Forma Acquisition EBITDA = Adjusted Consolidated EBITDA

For the Quarter/Year ended
___________________
("Statement Date")

SCHEDULE 3 to the Compliance Certificate ($ in 000's)

Consolidated Funded Indebtedness

(in accordance with the definition of Consolidated Funded Indebtedness as set forth in the Agreement)

Dollar amount of such Indebtedness

List each category of Consolidated Funded Indebtedness

= Consolidated Funded Indebtedness

EXHIBIT J

FORM OF PERMITTED STOCK REPURCHASE COMPLIANCE CERTIFICATE

Date of Permitted Stock Repurchase: ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among NutriSystem, Inc., a Delaware corporation (the "Company"), the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

1. On the date hereof, the Company is making a Permitted Stock Repurchase in accordance with Section 7.06(d) of the Credit Agreement.

2. No Default or Event of Default has occurred or is continuing as of the date hereof and none would result from the Permitted Stock Repurchase made on the date hereof.

3. The analyses and information set forth on Schedules 1, 2, 3 and 4 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of , .

NUTRISYSTEM, INC.

By: Name: Title:

Date of Permitted Stock Repurchase:
___________________
("Repurchase Date")

     SCHEDULE 1 to the Permitted Stock Repurchase Compliance Certificate

I. Amount of Permitted Stock Repurchase

A.	Amount of Permitted Stock Repurchase on the Repurchase Date: $

B.	Maximum Permitted Stock Repurchase Amount: $100,000,000

C.	Excess (deficiency) for compliance (Line I.B. - I.A.): $

D.	Aggregate amounts of Permitted Stock Repurchases made from the Closing

Date to date: $

E. Maximum aggregate Permitted Stock Repurchase Amount (if Permitted Stock Repurchase to be made when EBITDA <$70,000,000): $150,000,000

F. Excess (deficiency) for compliance (Line I.D. - I.E.): $

II.	Maximum Consolidated Leverage Ratio.

A. Consolidated Funded Indebtedness at Statement Date (from Schedule 3):

$ ___________

B.	Adjusted Consolidated EBITDA for Subject Period (from Schedule 2): $

C.	Consolidated Leverage Ratio (Line II.A. Line II.B.): to 1

D.	Line C is (i) between the First Amendment Effective Date and March 31,

2014, equal to or less than 0.80 to 1.0 and (ii) after April 1, 2013, equal to or less than 1.75 to 1.0 __ Y or __ N

III.	Minimum Consolidated Liquidity.

	A.	Cash and Cash Equivalents: $ $ ___________

	B.	Aggregate Commitments: $

	C.	Total Outstandings: $

	D.	Pro forma Indebtedness incurred pursuant to the Credit Agreement for the

Permitted Stock Repurchase: $

E. (i) Between the First Amendment Effective Date and March 31, 2013, Consolidated EBITDA (from Schedule 3) times 0.80, and (ii) after April 1, 2013 Consolidated EBITDA (from Schedule 3) times 1.75: $

F.	Line III.B. minus the sum of Line III.C. and III.D. $

G.	Line III.E. minus the sum of Line III.C. and Line III.D. $

H.	The lesser of lines III.F. and III.G. $

I.	Consolidated Liquidity (Line III.A. plus Line III.H.) $

J.	Line I is greater than: (i) between the First Amendment Effective Date and

March 31, 2013, $55,000,000 and (ii) after April 1, 2013, $50,000,000 __ Y or __ N

Date of Permitted Stock Repurchase:
___________________
("Repurchase Date")

SCHEDULE 2 to the Compliance Certificate ($ in 000's)

Adjusted Consolidated EBITDA

(in accordance with the definition of Adjusted Consolidated EBITDA as set forth in the Agreement)

Repurchase Date
Adjusted Consolidated

EBITDA

Consolidated
Net Income

+ Consolidated Interest
Charges

  income taxes
  depreciation expense
  amortization expense
  non-recurring non-

cash expenses (including
any non-cash related
compensation)

+ a one-time expense of
up to $2,000,000
incurred in connection
with Horsham, PA lease
buyout

+ one-time expenses of
up to $4,200,000
constituting the cash
portion of the Executive
Severance taken during
the fiscal year ending
December 31, 2012

  income tax credits
  non-cash income

+ Pro Forma Acquisition EBITDA = Adjusted Consolidated

EBITDA

Date of Permitted Stock Repurchase:
___________________
("Repurchase Date")

SCHEDULE 3 to the Compliance Certificate ($ in 000's)

Consolidated Funded Indebtedness

(in accordance with the definition of Consolidated Funded Indebtedness as set forth in the Agreement)

Dollar amount of such Indebtedness

List each category of Consolidated Funded Indebtedness

= Consolidated Funded Indebtedness

Date of Permitted Stock Repurchase:
___________________
("Repurchase Date")

SCHEDULE 4 to the Compliance Certificate ($ in 000's)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)

Repurchase Date
Consolidated

EBITDA

Consolidated
Net Income

+ Consolidated Interest
Charges

  income taxes
  depreciation expense
  amortization expense
  non-recurring non-

cash expenses
(including any non-cash
related compensation)

+ a one-time expense of
up to $2,000,000
incurred in connection
with Horsham, PA lease
buyout

+ one-time expenses of
up to $4,200,000
constituting the cash

portion of the Executive Severance taken during the fiscal year ending December 31, 2012 income tax credits
  non-cash income

= Consolidated EBITDA